SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       December 26, 2002
                                                ------------------------------



                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-161606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




Item 5.   Other Events.
          -------------

     Effective February 15, 2003, Ronald L. Saper, Executive Vice President and Chief Financial Officer of Washington Federal, Inc. and its wholly-owned subsidiary Washington Federal Savings will retire. Mr. Saper's retirement is part of the ongoing managment sucsession plan at Washington Federal. Responsibility for his duties will pass to the Company's Vice President of Finance and Controller, Brent J. Beardall.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.









                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WASHINGTON FEDERAL, INC.



Dated: December 26, 2002          By:  /s/ Roy M. Whitehead
                                        --------------------
                                        Roy M. Whitehead
                                        President and
                                         Chief Executive Officer